                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO.              )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement           [ ] Confidential, for Use of the
                                              Commission Only (as permitted
                                              by Rule 14a-6(e)(2))
[X] Definitive proxy statement.
[ ] Definitive additional materials
[ ] Soliciting material under Rule 14a-12

                                 VitalWorks Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5) Total fee paid:

--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3)  Filing Party:

--------------------------------------------------------------------------------
(4)  Date Filed:

--------------------------------------------------------------------------------

                               [VitalWorks LOGO]

                                 APRIL 30, 2003

Dear Stockholder:

     We cordially invite you to attend the 2003 Annual Meeting of Stockholders of VitalWorks Inc., to be held on Wednesday, June 11, 2003 at the Lounsbury House, 316 Main Street, Ridgefield, Connecticut 06877. The meeting will begin promptly at 10:00 a.m., local time, and we hope that it will be possible for you to attend.

     The items of business are listed in the following Notice of Annual Meeting and are more fully addressed in the attached Proxy Statement.

     Please date, sign, and return your proxy card in the enclosed envelope as soon as possible or follow the instructions on the proxy card to vote over the Internet to assure that your shares will be represented and voted at the Annual Meeting, even if you cannot attend. If you attend the Annual Meeting, you may vote your shares in person even though you have previously signed and returned your proxy card or voted over the Internet.

     On behalf of your Board of Directors, thank you for your continued support and interest in VitalWorks.

                                    Sincerely,

                                    /s/ JOSEPH M. WALSH
                                    Joseph M. Walsh
                                    Chairman of the Board, President and
                                    Chief Executive Officer

                                VITALWORKS INC.
                            239 ETHAN ALLEN HIGHWAY
                         RIDGEFIELD, CONNECTICUT 06877
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD WEDNESDAY, JUNE 11, 2003
                             ---------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of VitalWorks Inc. will be held on Wednesday, June 11, 2003 at 10:00 a.m., local time, at the Lounsbury House, 316 Main Street, Ridgefield, Connecticut 06877, for the following purposes:

     1. To elect six (6) members of the Board of Directors to hold office until the 2004 Annual Meeting of Stockholders.

     2. To ratify the selection by the Audit Committee of the Board of Directors of BDO Seidman, LLP as independent auditors for VitalWorks for the year ending December 31, 2003.

     3. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

     Only the holders of record of common stock of VitalWorks Inc. at the close of business on April 23, 2003 are entitled to notice of and to vote at the Annual Meeting of Stockholders and any adjournment thereof. A list of stockholders as of the close of business on April 23, 2003 will be available, during ordinary business hours, for ten (10) days prior to the meeting date for examination by any stockholder, his, her or its agent, or his, her or its attorney.

     Your attention is directed to the Proxy Statement provided with this Notice.

                                          By Order of the Board of Directors,

                                          /s/ JOSEPH M. WALSH
                                          Joseph M. Walsh
                                          Chairman of the Board, President and
                                          Chief Executive Officer

April 30, 2003
Ridgefield, Connecticut

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE OR FOLLOW THE INSTRUCTIONS ON THE PROXY CARD TO VOTE OVER THE INTERNET IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IF YOU ARE ABLE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD OWNER A PROXY IN YOUR NAME.

                                VITALWORKS INC.
                            239 ETHAN ALLEN HIGHWAY
                         RIDGEFIELD, CONNECTICUT 06877

                             ---------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD WEDNESDAY, JUNE 11, 2003
                             ---------------------

     The 2003 Annual Meeting of Stockholders of VitalWorks Inc. will be held on Wednesday, June 11, 2003 at the Lounsbury House, 316 Main Street, Ridgefield, Connecticut 06877, beginning promptly at 10:00 a.m., local time. The enclosed form of proxy is solicited by our Board of Directors. It is anticipated that this Proxy Statement and the accompanying proxy will first be mailed to holders of our common stock on or about May 2, 2003.

     As used in this Proxy Statement, the terms "VitalWorks," the "Company" and "we" each refers to VitalWorks Inc. and shall include its subsidiaries, unless the context otherwise requires.

                               ABOUT THE MEETING

WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

     You are receiving a Proxy Statement and proxy card because you own shares of common stock in VitalWorks. This Proxy Statement describes issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make informed decisions.

     When you sign the proxy card, you appoint Joseph M. Walsh, Michael A. Manto and Stephen L. Hicks, Esq. as your representatives at the meeting. Messrs. Walsh, Manto and Hicks will vote your shares at the meeting as you have instructed them on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card in advance of the meeting in case your plans change.

     If an issue comes up for vote at the meeting that is not on the proxy card, Messrs. Walsh, Manto and Hicks will vote your shares in accordance with their best judgment.

WHAT AM I VOTING ON?

     You are being asked to vote on:

     - the election of six (6) directors; and

     - the ratification of the appointment of BDO Seidman, LLP as our independent auditors.

     No cumulative voting rights are authorized, and dissenters' rights are not applicable to these matters.

WHO IS ENTITLED TO VOTE?

     Only holders of record of common stock of VitalWorks as of the close of business on April 23, 2003. This is referred to as the "Record Date." Each share of common stock is entitled to one vote.

HOW DO I VOTE?

     You may vote by mail. You do this by signing your proxy card and mailing it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you return a signed card but do not provide voting instructions, your shares will be voted "FOR" the named nominees for directors and "FOR" the ratification of the appointment of the independent auditors.

     You may vote over the Internet. You can access the Internet voting system at the Web address http://www.votestock.com. After you submit the log-in number located on your proxy card, you will be able to vote your shares through an electronic ballot.

     You may vote in person at the meeting. Written ballots will be passed out to anyone who wants to vote at the meeting. If you hold your shares in "street name" (through a broker or other nominee), you must request a legal proxy from your broker or other nominee in order to vote at the meeting.

HOW MANY VOTES DO YOU NEED TO HOLD THE MEETING?

     Shares are counted as present at the meeting if the holder of those shares either is present and votes in person at the meeting or has properly submitted a proxy card.

     As of the Record Date, 42,980,159 shares of our common stock were issued and outstanding. One-third of our outstanding shares as of the Record Date, equal to 14,326,720 shares, must be present at the meeting either in person or by proxy in order to hold the meeting and conduct business. This is called a "quorum."

     Shares of common stock represented in person or by proxy (including broker non-votes and shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for the purpose of determining whether a quorum exists. "Broker non-votes" are shares that are held in a street name by a bank or brokerage firm that indicates on its proxy that it does not have discretionary authority to vote on a particular matter.

     If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

     It means that you have multiple accounts at the transfer agent and/or with brokers. Please sign and return all proxy cards to ensure that all your shares are voted.

WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

     You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

     - sending written notice to our Corporate Secretary at 239 Ethan Allen Highway, Ridgefield, Connecticut 06877;

     - signing another proxy with a later date; or

     - voting in person at the meeting.

WILL MY SHARES BE VOTED IF I DO NOT SIGN AND RETURN MY PROXY CARD?

     If your shares are held in a street name, your brokerage firm may vote your shares under certain circumstances. These circumstances include certain "routine" matters, such as the election of directors. Therefore, if you do not vote your proxy, your brokerage firm may either vote your shares on routine matters, or leave your shares unvoted. When a brokerage firm votes its customers' unvoted shares on routine matters, these shares are counted for purposes of establishing a quorum to conduct business at the meeting.

     A brokerage firm cannot vote customers' shares on non-routine matters. Therefore, if your shares are held in a street name and you do not vote your proxy, your shares will not be voted on non-routine matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

HOW MANY VOTES MUST THE NOMINEES FOR ELECTION AS DIRECTORS RECEIVE TO BE
ELECTED?

     The six nominees receiving the highest number of affirmative votes will each be elected as a director. This number is called a plurality.

     If a nominee is unable to stand for election, the Board of Directors may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter event, shares represented by proxies may be voted for a substitute nominee. Proxies cannot be voted for more than six nominees.

HOW MANY VOTES ARE REQUIRED TO APPROVE THE SELECTION OF THE INDEPENDENT
AUDITORS?

     The selection of the independent auditors requires the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote.

HOW WILL VOTES BE COUNTED?

     Election of Directors. You may vote "FOR" or you may "WITHHOLD AUTHORITY" on voting for each nominee. A properly executed proxy marked "WITHHOLD AUTHORITY" will not be voted, although it will be counted for purposes of determining whether there is a quorum. If you just sign your proxy card with no further instructions, your shares will be counted as a vote "FOR" each of the nominees for director. You may withhold authority to vote for a particular nominee by marking the "FOR" box and striking a line through the name of the nominee. Your shares will then be voted only for the remaining nominees.

     Ratification of the Selection of Independent Auditors. You may vote "FOR" or "AGAINST" the ratification of the selection of the independent auditors, or you may "ABSTAIN" from voting on this issue. Abstentions are counted for purposes of establishing a quorum. Because ratification of the selection of the independent auditors requires a vote "FOR" such ratification by a majority of shares voting, abstentions and "broker non-votes" will have no effect on the outcome of voting on this matter. If you just sign your proxy card with no further instructions, your shares will be counted as a vote "FOR" the ratification of the selection of the independent auditors.

     All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and "broker non-votes."

IS MY VOTE CONFIDENTIAL?

     Yes. Only the inspector of elections and certain employees of VitalWorks will have access to your proxy card. They will tabulate and certify the vote. All comments will remain confidential unless you ask that your name be disclosed.

WHERE DO I FIND THE VOTING RESULTS OF THE MEETING?

     We will announce preliminary voting results at the meeting and will publish the final results in our quarterly report on Form 10-Q for the second quarter of 2003. That report will be filed with the Securities and Exchange Commission, and you can obtain a copy by contacting our Corporate Secretary at (203) 894-1300, the Securities and Exchange Commission at (800) SEC-0330 for the location of the nearest public reference room, or through the Securities and Exchange Commission's EDGAR system at http://www.sec.gov.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Board of Directors has nominated the six individuals currently serving as directors to stand for re-election as directors at the Annual Meeting. Each director elected at the Annual Meeting will serve for a one-year term expiring at the 2004 Annual Meeting of Stockholders, subject to the election and qualification of his successor and to his earlier death, resignation or removal.

     Except as otherwise provided herein, the proxy cannot be voted for the election of a person to fill a directorship for which no nominee is named in this Proxy Statement. The Board of Directors has no reason to believe that any of the nominees for the office of director will be unavailable for election as a director. However, if at the time of the Annual Meeting any of the nominees should be unable to serve or, for good cause, will not serve, the persons named in the proxy will vote as recommended by the Board of Directors to elect substitute nominees recommended by the Board of Directors. In no event can a proxy be voted to elect more than six directors.

     The following list sets forth the names of the nominees and also contains, as to each nominee, certain biographical information, a brief description of principal occupation and business experience, and certain other information. This information has been furnished by the respective individuals. Each individual's age is as of the date of this Proxy Statement.

     Kenneth R. Adams, age 67, has served as a director since March 2001. From 1984 until his retirement in 1998, Mr. Adams served in various capacities with SunGard Data Systems Inc., a provider of integrated information technology solutions to the financial services industry. From October 1988 until December 1995, Mr. Adams was chairman and chief executive officer of the SunGard Disaster Recovery business unit, and from January 1996 until December 1998, Mr. Adams served as chief executive officer of SunGard Healthcare Systems Inc.

     Stephen J. DeNelsky, age 35, has served as a director since March 2001. In March 2003, Mr. DeNelsky joined Copper Arch Capital, LLC as a senior research analyst. From November 2001 through March 2003, he served as the portfolio manager of Forstmann-Leff Associates, LLC. In December 2000, Mr. DeNelsky founded Sapphire Capital Management LLC, a New York-based investment fund, and he served as its managing partner until November 2001. From June 1999 until December 2000, he was a senior research analyst at Credit Suisse First Boston's Health Care Equity Research Group, covering primarily the healthcare information technology and e-health sectors. From January 1996 to June 1999, Mr. DeNelsky occupied senior research analyst positions at Deutsche Banc Alex. Brown, ING Barings Furman Selz and McDonald & Company Securities.

     David B. Shepherd, age 52, has served as a director since June 2001. Since 1990, Mr. Shepherd served, and continues to serve, as a vice president and as the chief financial officer of Louis Dreyfus Property Group Inc., an international commercial property company owned by Societe Anonyme Louis Dreyfus & Cie. Prior to joining Louis Dreyfus, from 1975 until 1990, Mr. Shepherd was a certified public accountant with the audit practice of Ernst & Young LLP.

     Joseph M. Walsh, age 43, has served as our President and Chief Executive Officer and as a director since March 2001 and Chairman since June 2001. From April 2000 until March 2001, Mr. Walsh served as president of our medical software division. From 1987 until April 2000, Mr. Walsh served as president and chief executive officer of Micro-Designs Software Corporation, a healthcare practice management company specializing in oral and maxillofacial, and plastic surgery practices. We acquired Micro-Designs in 1998.

     Stephen N. Kahane, M.D., M.S., age 45, has served as our Vice Chairman and Chief Strategy Officer and as a director since March 2001. From November 1999 until March 2001, Dr. Kahane served as President of E-Health and then as Chief Strategy Officer of our medical software division. From October 1996 until November 1999, Dr. Kahane served as president and chief executive officer of Datamedic Holding Corp., a practice management and clinical software company specializing in ophthalmology and general medical practices. We acquired Datamedic in 1999. Prior to joining Datamedic, Dr. Kahane was a co-founder and senior executive at Clinical Information Advantages, Inc., a clinical software company. Dr. Kahane also trained and served on the faculty at The Johns Hopkins Medical Center.

     Michael A. Manto, age 44, has served as our Executive Vice President and as a director since March 2001 and as Chief Financial Officer since April 2001. From July 2000 until March 2001, Mr. Manto served as Executive Vice President of our medical software division. From 1991 until 2000, Mr. Manto was with Hyperion Solutions Corporation, a multinational business software company, where he served as vice president and corporate controller. Mr. Manto also served as interim chief financial officer of Hyperion Software Corporation. Prior to joining Hyperion, Mr. Manto was a certified public accountant with Ernst & Young LLP.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NAMED NOMINEE.

MEETINGS OF THE BOARD OF DIRECTORS

     In 2002, the Board of Directors held eleven regular meetings and acted one time by unanimous written consent.

COMMITTEES OF THE BOARD OF DIRECTORS

     Audit Committee. The Board of Directors maintains a standing Audit Committee. In 2002, the Audit Committee consisted of Kenneth R. Adams, Stephen
J. DeNelsky and David B. Shepherd. Messrs. Adams, DeNelsky and Shepherd are each independent as defined by the rules of the National Association of Securities Dealers, Inc. The Audit Committee held five meetings during 2002. The Board of Directors has adopted a written charter for the Audit Committee.

     The principal functions of the Audit Committee are to review the Company's audited financial statements for the most recent fiscal year and discuss these financial statements with the Company's management, review and discuss these financial statements and the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees) with the Company's independent auditors, discuss with the independent auditors the matters disclosed in the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and consider whether the independent auditors' provision of other non-audit related services to the Company is compatible with maintaining such auditors' independence.

     Compensation Committee. The Board of Directors maintains a standing Compensation Committee. In 2002, the Compensation Committee consisted of Messrs. Adams, DeNelsky and Shepherd. The Compensation Committee held five meetings during 2002.

     The principal functions of the Compensation Committee are to establish the compensation policies applicable to the executive officers and determine the annual compensation of each executive officer, exercise all rights, authority and functions of the Board of Directors under the various stock incentive plans and perform such other duties as the Board of Directors from time to time may direct.

     Nominating Committee. During 2002, VitalWorks did not have, and does not currently have, a standing nominating committee.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the directors, executive officers and the holders of more than 10% of the Company's common stock to file with the Securities and Exchange Commission initial reports of ownership of the Company's common stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Officers, directors and 10% stockholders are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of copies of filings made by reporting persons with the Securities and Exchange Commission or written representations from certain reporting persons that no Form 5 filing was required for such person, we believe that during fiscal year 2002, all filings required to be made by our reporting persons were timely made in accordance with the requirements of the Exchange Act, except that Mr. Kenneth R. Adams inadvertently failed to timely report on Form 4 the purchase of 5,000 shares of common stock in June 2002.

COMPENSATION OF DIRECTORS

     We do not pay directors who are also VitalWorks employees any additional compensation for their services as directors.

     We do compensate our non-employee directors through the Company's Directors Stock Option Plan, adopted by our directors and approved by our stockholders in June 1998. The Directors Stock Option Plan provides to each director who is not an employee of VitalWorks or its subsidiaries, at the time he or she is first appointed or elected to the Board of Directors, an option to purchase 10,000 shares of common stock. On each anniversary of such director's service on the Board, each non-employee director receives an annual grant of an option to purchase 2,500 shares of common stock. The Directors Stock Option Plan also allows the Compensation Committee of the Board of Directors to make additional grants of options to non-employee directors; however, in practice, the employee directors approve, at their discretion, additional grants of options to non-employee directors. In 2002, the employee directors approved a grant of an option to purchase an additional 5,000 shares to each of the three non-employee directors. All options granted under the Directors Stock Option Plan vest at a rate of 50% upon completion of one year of service as a director after the date of grant and 50% upon completion of the second year of service as a director after the date of grant. Generally, no option is transferable by the optionee other than by will or the laws of descent and distribution, and each option is exercisable only by the optionee during his or her lifetime. The exercise price of all options will be the fair market value of the shares of common stock on the trading day immediately preceding the date of grant, and the term of each option may not exceed ten years. Unless terminated sooner by the Board of Directors, the Directors Stock Option Plan will continue in effect for a period of ten years or until all options outstanding thereunder have expired or been exercised. As of December 31, 2002, there were 413,334 shares of common stock reserved for issuance under the Directors Stock Option Plan. In addition, as of December 31, 2002, options to acquire 72,500 shares of our common stock had been granted and were outstanding pursuant to the Directors Stock Option Plan at a weighted average exercise price of $2.88 per share.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information concerning beneficial ownership of our outstanding common stock as of April 1, 2003 by:

     - each stockholder that we know is the beneficial owner of more than 5% of our outstanding common stock;

     - each of our directors;

     - each individual named in the Summary Compensation Table; and

     - all of our directors and executive officers as a group.

     Information with respect to "beneficial ownership" shown in the table below is based on information supplied by the respective beneficial owners. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. For purposes of calculating the percentage beneficially owned by a particular beneficial owner, the shares of common stock deemed outstanding include 42,973,525 shares outstanding as of April 1, 2003, plus all common stock issuable on exercise of options within 60 days of April 1, 2003 held by the particular beneficial owner ("Presently Exercisable Options"). Presently Exercisable Options are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise noted, the mailing address of each beneficial owner is c/o VitalWorks Inc., 239 Ethan Allen Highway, Ridgefield, Connecticut 06877.

                                                                 SHARES        PERCENTAGE
                                                              BENEFICIALLY    BENEFICIALLY
NAME OF BENEFICIAL OWNER                                         OWNED           OWNED
------------------------                                      ------------    ------------
ValueAct Capital(1).........................................   3,870,655           9.0%
Joseph M. Walsh(2)..........................................   2,612,875           5.9%
Stephen N. Kahane, M.D., M.S.(3)............................   1,529,133           3.4%
Michael A. Manto(4).........................................   1,272,346           2.9%
C. Daren McCormick(5).......................................     187,139             *
Stephen L. Hicks(6).........................................     218,766             *
Kenneth R. Adams(7).........................................     199,650             *
Stephen J. DeNelsky(8)......................................      33,750             *
David B. Shepherd(9)........................................      32,500             *
All directors and executive officers as a group.............   6,207,337          13.0%
(10 persons)(10)

---------------

  *  Less than one percent.
 (1) Based solely upon the Schedule 13D/A filed jointly by ValueAct Capital Partners, L.P., ValueAct Capital Partners II, L.P., ValueAct Capital International, Ltd., VA Partners, L.L.C., Jeffrey W. Ubben, George F. Hamel, Jr. and Peter H. Kamin (together, "ValueAct Capital"), on April 7, 2003. Includes 2,959,407 shares beneficially owned by ValueAct Capital Partners, L.P., 346,250 shares beneficially owned by ValueAct Capital Partners II, L.P. and 564,998 shares beneficially owned by ValueAct International, Ltd. According to the Schedule 13D/A filed by ValueAct Capital, shares reported as beneficially owned by each of ValueAct Capital Partners, L.P., ValueAct Capital Partners II, L.P. and ValueAct Capital International, Ltd. are also reported as beneficially owned by VA Partners, L.L.C. as investment manager or General Partner of each such investment partnership and by Jeffrey W. Ubben, George F. Hamel, Jr. and Peter H. Kamin as controlling persons of the General Partner. By reason of such relationships, each of the partnerships is reported as having shared power to vote or to direct the vote, and shared power to dispose or direct the disposition of such shares. The address of ValueAct Capital is One Maritime Plaza, Suite 1400, San Francisco, California 94111.
 (2) Includes 1,649,686 shares underlying options exercisable within 60 days of April 1, 2003. Excludes 5,996 shares and 52,493 shares underlying options exercisable within 60 days of April 1, 2003 held by Mr. Walsh's spouse, a management employee of the Company.
 (3) Includes 1,499,064 shares underlying options exercisable within 60 days of April 1, 2003.
 (4) Includes 1,200,212 shares underlying options exercisable within 60 days of April 1, 2003.
 (5) Includes 182,752 shares underlying options exercisable within 60 days of April 1, 2003.
 (6) Includes 187,530 shares underlying options exercisable within 60 days of April 1, 2003.
 (7) Includes 11,000 shares held by a private corporation controlled by Mr. Adams. Excludes 200 shares held by Mr. Adams's spouse.
 (8) Includes 23,750 shares underlying options exercisable within 60 days of April 1, 2003.
 (9) Includes 12,500 shares underlying options exercisable within 60 days of April 1, 2003.
(10) Includes 4,916,445 shares underlying options exercisable within 60 days of April 1, 2003.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

     The following table sets forth information regarding total compensation paid by VitalWorks for services rendered by the individuals who, as of December 31, 2002, served as our Chief Executive Officer and our four other most highly compensated executive officers whose annual salary and bonus exceeded $100,000 during 2002 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG TERM COMPENSATION
                                                                                  -----------------------
                                            ANNUAL COMPENSATION       OTHER       RESTRICTED   SECURITIES
                                            --------------------      ANNUAL        STOCK      UNDERLYING     ALL OTHER
                                   FISCAL    SALARY      BONUS     COMPENSATION     AWARDS      OPTIONS      COMPENSATION
  NAME AND PRINCIPAL POSITION       YEAR       ($)        ($)         ($)(1)         ($)          (#)           ($)(2)
  ---------------------------      ------   ---------   --------   ------------   ----------   ----------    ------------
Joseph M. Walsh(3).............     2002     295,000    295,000          --            --            --         11,000
  President and Chief Executive     2001     250,000    250,000          --            --           200(4)      10,200
  Officer
Stephen N. Kahane, M.D., M.S.(3)..  2002     220,000    220,000          --            --            --         11,000
  Vice Chairman and Chief           2001     178,428    190,000          --            --           200         10,200
  Strategy Officer
Michael A. Manto(3)............     2002     220,000    220,000          --            --            --         11,000
  Executive Vice President and      2001     190,000    190,000          --            --           100          4,768
  Chief Financial Officer
C. Daren McCormick(3)..........     2002     175,000    175,000          --            --           200          7,875
  Vice President, Chief             2001     136,250    140,000          --            --        29,833          8,288
  Operations Officer
Stephen L. Hicks(3)............     2002     180,000    144,000          --            --            --         11,000
  Vice President, General           2001     145,000    128,000          --            --           100         10,200
  Counsel and Corporate
  Secretary

---------------
(1) Does not include compensation in the form of perquisites or other personal benefits for Messrs. Walsh, Manto, McCormick and Hicks and Dr. Kahane because such perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for Messrs. Walsh, Manto, McCormick or Hicks or Dr. Kahane during those years.

(2) Represents 401(k) savings plan contributions by VitalWorks. The 2001 contributions for some of the Named Executive Officers were adjusted in 2002 in accordance with applicable 401(k) rules.

(3) Messrs. Walsh, Manto, McCormick and Hicks and Dr. Kahane became executive officers of VitalWorks in March 2001.

(4) Does not include options to purchase 15,016 shares of our common stock granted to Mr. Walsh's spouse, a management employee of the Company.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table contains information concerning the stock option grants made to the Named Executive Officers during 2002. The amounts shown for potential realizable values are based upon assumed annualized rates of VitalWorks stock price appreciation of 5% and 10% over the full ten-year term (or shorter term) of the options, as required by the Securities and Exchange Commission, and are not intended to represent or forecast possible future appreciation, if any, of the price of VitalWorks common stock.

                               INDIVIDUAL GRANTS

                                                                                            POTENTIAL REALIZABLE
                                                                                                  VALUE AT
                                                                                               ASSUMED ANNUAL
                                                                                                  RATES OF
                                       NUMBER OF                                                STOCK PRICE
                                      SECURITIES    % OF TOTAL                                  APPRECIATION
                                      UNDERLYING     OPTIONS      EXERCISE                    FOR OPTION TERM
                                        OPTIONS     GRANTED TO    PRICE PER    EXPIRATION   --------------------
                NAME                  GRANTED(#)    EMPLOYEES    SHARE($/SH)      DATE       5%($)       10%($)
                ----                  -----------   ----------   -----------   ----------   -------     --------
Joseph M. Walsh.....................       --           --            --              --        --           --
Stephen N. Kahane, M.D., M.S. ......       --           --            --              --        --           --
Michael A. Manto....................       --           --            --              --        --           --
C. Daren McCormick..................      200            *          5.85       3/28/2012      $736       $1,865
Stephen L. Hicks....................       --           --            --              --        --           --

---------------

* Less than one percent.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

     Shown below is information with respect to the number of VitalWorks shares acquired upon exercise of stock options and the aggregate gains realized on exercises during 2002 for the Named Executive Officers. The table also sets forth the number of shares covered by exercisable and unexercisable options held by these executive officers on December 31, 2002 and the aggregate gains that would have been realized had these options been exercised on December 31, 2002, even though these options were not exercised, and the unexercisable options could not have been exercised at that time.

                                                            NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS AT
                             SHARES                    OPTIONS AT FISCAL YEAR END(#)       FISCAL YEAR END($)(1)
                           ACQUIRED ON      VALUE      ------------------------------   ---------------------------
NAME                       EXERCISE(#)   REALIZED($)   EXERCISABLE     UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
----                       -----------   -----------   ------------    --------------   -----------   -------------
Joseph M. Walsh(2).......     50,000(3)      52,500     1,226,348         636,051        2,144,145      1,112,362
Stephen N. Kahane, M.D.,
  M.S. ..................    355,190      2,170,625     1,205,376         518,571        1,498,221        695,400
Michael A. Manto.........    255,000(3)   1,539,550       935,628         396,974        1,637,349        694,665
C. Daren McCormick.......     45,000        277,851       178,625         200,531          292,240        359,957
Stephen L. Hicks.........    103,512(3)     643,000       134,614          79,474          235,575        139,040

---------------

(1) The closing price for our common stock as reported by The Nasdaq National Market on December 31, 2002 was $3.85. The value is calculated on the basis of the difference between the option exercise price and $3.85, multiplied by the shares of common stock underlying the option.

(2) Does not include the following options held by Mr. Walsh's spouse, a management employee of the Company: (i) exercisable options to purchase 50,641 shares of our common stock, all of which are in-the-money, with a value at fiscal year end of $89,958 and (ii) unexercisable options to purchase 103,334 shares of our common stock, 102,911 of which are in-the-money with a value at fiscal year end of $185,522. Also does not include exercise by Mr. Walsh's spouse of options to purchase 58,736 shares of our common stock, with $389,865 in value realized.

(3) As of the date of this Proxy Statement, Messrs. Walsh, Manto and Hicks continue to hold 50,000, 55,000 and 20,000 of these shares, respectively.

EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information about the securities authorized for issuance under the Company's equity compensation plans as of December 31, 2002:

                                         (A)                     (B)                         (C)
                               -----------------------   --------------------   ------------------------------
                                                                                NUMBER OF SECURITIES REMAINING
                               NUMBER OF SECURITIES TO     WEIGHTED-AVERAGE     AVAILABLE FOR FUTURE ISSUANCE
                               BE ISSUED UPON EXERCISE    EXERCISE PRICE OF       UNDER EQUITY COMPENSATION
                               OF OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,    PLANS (EXCLUDING SECURITIES
PLAN CATEGORY                    WARRANTS AND RIGHTS     WARRANTS AND RIGHTS       REFLECTED IN COLUMN (A))
-------------                  -----------------------   --------------------   ------------------------------
Equity compensation plans
  approved by security
  holders(1).................         2,374,898                 $4.76                      7,122,556(2)
Equity compensation plans not
  approved by security
  holders(3).................         7,152,792                 $2.13                     12,079,107
                                      ---------                                           ----------
Total........................         9,527,690                 $2.79                     19,201,663(2)
                                      =========                                           ==========

---------------

(1) Consists of our:

        - 2002 Employee Stock Purchase Plan

        - 1996 Stock Option Plan

        - Length-of-Service Nonqualified Stock Option ("LOSSO") Plan

        - Directors Stock Option Plan

(2) Includes 1,177,724 shares issuable under the Company's LOSSO Plan. Effective July 1, 2002, we discontinued granting options under the LOSSO Plan. Also includes 500,000 shares issuable under the Company's 2002 Employee Stock Purchase Plan.

(3) Consists of our 2000 Broad Based Stock Plan (the "2000 Plan"), for which stockholder approval was neither sought nor obtained, and which was adopted by the Board of Directors effective June 13, 2000. The 2000 Plan has 21,166,700 shares of common stock of the Company reserved for nonqualified option grants, stock appreciation right grants or stock grants. As of December 31, 2002, 12,079,107 shares remain available for grant under the 2000 Plan.

    Directors and employees are eligible to receive grants under the 2000
    Plan, which is administered by our Compensation Committee. The Compensation Committee approves options, rights or stock grants under the 2000 Plan, including (i) the number of shares of common stock covered by such options, rights or stock grants, (ii) the dates upon which such options, rights or stock grants become exercisable (which is typically over a three-to four-year period), (iii) the exercise price of such options, rights or stock grants (which may not be less than the fair market value of a share of stock on the date the option or right is granted), and (iv) the duration of the options, rights or stock grants (which may not exceed ten years). The Compensation Committee has delegated to our Chief Executive Officer the authority to grant options under the 2000 Plan to new and current employees, other than executive officers. As of December 31, 2002, our Chief Executive Officer had the authority to grant options for up to 248,000 shares.

    No options, rights or stock grants may be awarded under the 2000 Plan after June 13, 2010.

EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL ARRANGEMENTS

     The following are descriptions of the employment and change of control arrangements with our Named Executive Officers.

     VitalWorks entered into a four-year employment agreement with Mr. Walsh on July 24, 2000. The agreement provides for an initial annual base salary of $250,000 and a severance payment equal to three times the then-current annual base salary rate and a pro-rated annual bonus upon the termination of employment by VitalWorks without cause or a voluntary termination in the event of a change of control of VitalWorks. In addition, the agreement provides for incentive compensation pursuant to a program established by the Board of Directors, a cash bonus payment in the event that certain performance goals are met and options to purchase shares of VitalWorks common stock at fair market value, generally vesting over three years. Further, the agreement provides that during the term of the agreement, Mr. Walsh shall own or have the right to purchase an aggregate number of shares of VitalWorks common stock which is not less than 3% of the then-outstanding shares of common stock (on an as-converted basis). The agreement provides for 100% vesting of all outstanding stock options upon a change of control of VitalWorks or upon a termination of employment by VitalWorks without cause. The agreement provides for an additional gross-up payment to be made to Mr. Walsh in the event that, upon a change in the ownership or effective control of VitalWorks or in the ownership of a substantial portion of the assets of VitalWorks, any payments to Mr. Walsh would be subject to an excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"). Mr. Walsh is also permitted to participate in VitalWorks's employee benefit programs.

     VitalWorks entered into a four-year employment agreement with Dr. Kahane on July 24, 2000. The agreement provides for an initial annual base salary of $190,000 and a severance payment equal to three times the then-current annual base salary rate and a pro-rated annual bonus upon the termination of employment by VitalWorks without cause or a voluntary termination in the event of a change of control of VitalWorks. Dr. Kahane agreed to be paid a salary of $125,000 until the date of the spin-off of our then wholly-owned subsidiary, PracticeWorks, Inc. In addition, the agreement provides for incentive compensation pursuant to a program established by the Board of Directors and options to purchase shares of VitalWorks common stock at fair market value, generally vesting over three years. Further, the agreement provides for a cash bonus payment as determined by the Chief Executive Officer and/or the Compensation Committee. The agreement provides for 100% vesting of all outstanding stock options upon a change of control of VitalWorks or upon a termination of employment by VitalWorks without cause. The agreement provides for an additional gross-up payment to be made to Dr. Kahane in the event that, upon a change in the ownership or effective control of VitalWorks or in the ownership of a substantial portion of the assets of VitalWorks, any payments to Dr. Kahane would be subject to an excise tax under Section 4999 of the Code. Dr. Kahane is also permitted to participate in VitalWorks's employee benefit programs.

     VitalWorks entered into a four-year employment agreement with Mr. Manto on July 24, 2000. The agreement provides for an initial annual base salary of $190,000 and a severance payment equal to three times the then-current annual base salary rate and a pro-rated annual bonus upon the termination of employment by VitalWorks without cause or a voluntary termination in the event of a change of control of VitalWorks. In addition, the agreement provides for incentive compensation pursuant to a program established by the Board of Directors, a cash bonus payment in the event that certain performance goals are met and options to purchase shares of VitalWorks common stock at fair market value, generally vesting over three years. Further, the agreement provides that during the term of the agreement, Mr. Manto shall own or have the right to purchase an aggregate number of shares of VitalWorks common stock which is not less than 2% of the then-outstanding shares of common stock (on an as-converted basis). The agreement provides for 100% vesting of all outstanding stock options upon a change of control of VitalWorks or upon a termination of employment by VitalWorks without cause. The agreement provides for an additional gross-up payment to be made to Mr. Manto in the event that, upon a change in the ownership or effective control of VitalWorks or in the ownership of a substantial portion of the assets of

VitalWorks, any payments to Mr. Manto would be subject to an excise tax under
Section 4999 of the Code. Mr. Manto is also permitted to participate in VitalWorks's employee benefit programs.

     VitalWorks entered into a four-year employment agreement with Mr. Hicks on August 21, 2000. The agreement provides for an initial annual base salary of $130,000 and a severance payment equal to two times the then-current annual base salary rate and a pro-rated annual bonus upon the termination of employment by VitalWorks without cause or a voluntary termination in the event of a change of control of VitalWorks. In addition, the agreement provides for a cash bonus payment in the event that certain performance goals are met and options to purchase shares of VitalWorks common stock at fair market value, generally vesting over three years. The agreement provides for 100% vesting of all outstanding stock options upon a change of control of VitalWorks or upon a termination of employment by VitalWorks without cause. The agreement provides for an additional gross-up payment to be made to Mr. Hicks in the event that, upon a change in the ownership or effective control of VitalWorks or in the ownership of a substantial portion of the assets of VitalWorks, any payments to Mr. Hicks would be subject to an excise tax under Section 4999 of the Code. Mr. Hicks is also permitted to participate in VitalWorks's employee benefit programs.

                      REPORT OF THE COMPENSATION COMMITTEE

     In 2002, the Compensation Committee consisted of Messrs. Adams, DeNelsky and Shepherd. It is the Compensation Committee's responsibility to:

     - establish the compensation policies applicable to the executive officers and determine the annual compensation, including the grant of stock awards intended to be sec.162(m) compliant, of each executive officer;

     - exercise all rights, authority and functions of the Board of Directors under the various stock incentive plans; and

     - perform such other duties as the Board of Directors from time to time may direct.

     In performing these duties, we consider recommendations from management along with other factors.

THE COMPENSATION COMMITTEE'S PHILOSOPHY

     Our philosophy on establishing executive compensation is to:

     - foster a high-performance culture that motivates and retains high-performing executives; and

     - create a comprehensive incentive compensation plan which may include a combination of stock-based and cash compensation.

     In implementing this philosophy, we establish executive compensation policies based on current corporate performance, the potential for future performance gains, whether stockholder value has been or will be enhanced, and competitive market conditions for executives in similar positions at local, regional and national companies having similar revenues and number of employees. We evaluate these factors for each officer on an annual basis, including consideration of the contribution made by each officer over the prior fiscal year. The compensation package for officers of VitalWorks includes a combination of salary, bonus and stock option grants. We believe that stock-based compensation in the form of stock option grants are beneficial in aligning management's and stockholders' interests in the enhancement of stockholder value and present the best opportunity for us to establish executive compensation that will foster the overall development of VitalWorks. In the past, we have biased our compensation for executive officers in favor of stock options rather than cash compensation in the form of salaries or bonuses. Our executive compensation provides an overall level of compensation opportunity that is competitive with companies in our industry of comparable size and complexity. There were no options granted to executive officers by the Compensation Committee in 2002.

     In 2002, the Compensation Committee considered third-party survey data in setting the 2002 base salaries and bonus targets for our top executives.

     Base Salary. We review and approve executive officers' base salaries annually. In determining base salaries, we take into consideration competitive market practices and each individual's role and responsibilities in the organization. Our objective in setting base salaries is to provide total cash compensation at a level that is at the median range for comparable companies.

     Bonus. In 2002, we awarded our executive officers performance-based year-end bonuses, calculated pursuant to an income target-based bonus plan. These bonuses reflect the overall performance of VitalWorks during the year. Consistent with our overall compensation philosophy, the amount of bonuses awarded are set such that total cash compensation to our executives, including bonuses, is at the median range for comparable companies. In January 2003, with respect to future executive officer bonuses, the Compensation Committee adopted a specific income and revenue target-based bonus plan.

     Stock Option Grants. The grant of stock options is designed to align the interests of executive officers with those of stockholders in the long-term performance of VitalWorks. Options granted to our executive officers have an exercise price equal to at least 100% of the fair market value of VitalWorks common stock on the date of grant and expire not later than ten years from the date of grant. It is the practice of the Committee to grant stock options which generally vest over a three- to four-year period from the date of the grant. Option awards for our executive officers are based on our assessment of the contributions to VitalWorks of each officer and recommendations of the Chief Executive Officer for officers other than the Chief Executive Officer.

     Chief Executive Officer Compensation. We followed the same policies described above in setting the compensation package for our Chief Executive Officer in 2002.

     Mr. Walsh has served as our Chief Executive Officer under an employment contract dated July 24, 2000, which was approved by a previous Compensation Committee. Mr. Walsh's compensation for 2002 consisted of an annual base salary of $295,000. Mr. Walsh also received an annual cash bonus of $295,000. We believe that this combination of base salary and annual bonus provided compensation that was consistent with our overall executive compensation philosophy.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

     Section 162(m) of the Code generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the Company's Chief Executive Officer and the four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. The Compensation Committee reviews the potential effect of Section 162(m) periodically and generally seeks to structure the long-term incentive compensation granted to its executive officers through option issuances under the Company's stock incentive plans in a manner that is intended to avoid disallowance of deductions under Section 162(m). Nevertheless, there can be no assurance that compensation attributable to awards granted under the Company's stock incentive plans will be treated as qualified performance-based compensation under Section 162(m). In addition, the Compensation Committee reserves the right to use its judgment to authorize compensation payments that may be subject to the limit when the Compensation Committee believes such payments are appropriate and in the best interests of the Company and its stockholders, after taking into consideration changing business conditions and the performance of its employees.

     THE FOREGOING REPORT SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934 (TOGETHER, THE "ACTS"), EXCEPT TO THE EXTENT THAT WE SPECIFICALLY INCORPORATE THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                                          By the Compensation Committee:
                                          Kenneth R. Adams
                                          Stephen J. DeNelsky
                                          David B. Shepherd

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In 2002, the Compensation Committee consisted of Messrs. Adams, DeNelsky and Shepherd. None of Messrs. Adams, DeNelsky or Shepherd has had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934.

     None of the Company's executive officers has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of the Company or member of the Compensation Committee.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Company's Board of Directors is composed of three members, Messrs. Adams, DeNelsky and Shepherd, and acts under a written charter first adopted and approved by the Board of Directors in April 2001. The members of the Audit Committee are independent directors, as defined by its charter and the rules of the National Association of Securities Dealers, Inc. The Audit Committee held five meetings during 2002.

     The Audit Committee reviewed the Company's audited financial statements for the fiscal year ended December 31, 2002 and discussed those financial statements with the Company's management and with the Company's independent auditors, BDO Seidman, LLP. The Audit Committee also reviewed the Company's unaudited financial statements for each of the first three fiscal quarters of 2002 and discussed those financial statements with the Company's management and with the Company's independent auditors. Furthermore, the Audit Committee reviewed and discussed with the Company's independent auditors the extended audit procedures conducted quarterly by the independent auditors regarding the Company's recognition of revenues.

     Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and for issuing a report on those financial statements. The Company's independent auditors also perform timely reviews of the Company's unaudited quarterly financial statements. Beginning with the second quarter of 2002, the independent auditors issue a separate review report on those financial statements. As appropriate, the Audit Committee reviews and evaluates, and discusses with the Company's management, internal accounting and financial personnel and the independent auditors, the following:

     - the plan for, and the independent auditors' report on, each audit and review of the Company's financial statements;

     - the Company's financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to our stockholders;

     - management's selection, application and disclosure of critical accounting policies;

     - changes in the Company's accounting practices, principles, controls or methodologies;

     - significant developments or changes in accounting rules applicable to the Company; and

     - the adequacy of the Company's internal controls and accounting and financial personnel.

     The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees) with BDO Seidman, LLP, the Company's independent auditors. SAS No. 61 requires the Company's independent auditors to discuss with the Company's Audit Committee, among other things, the following, if applicable:

     - methods to account for significant unusual transactions;

     - the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

     - the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates; and

     - disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

     The Company's independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditors' professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. The Audit Committee discussed with the independent auditors the matters disclosed in this letter and their independence from the Company. The Audit Committee also considered whether the independent auditors' provision of the other, non-audit related services to the Company, which are described in "Independent Accountant Fees and Other Matters" below, is compatible with maintaining such auditors' independence.

     Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

                                          By the Audit Committee:
                                          Kenneth R. Adams
                                          Stephen J. DeNelsky
                                          David B. Shepherd

INDEPENDENT ACCOUNTANT FEES AND OTHER MATTERS

     Audit Fees. BDO Seidman, LLP billed the Company an aggregate of approximately $238,000 in fees for professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q during the fiscal year ended December 31, 2002.

     Financial Information Systems Design and Implementation Fees. BDO Seidman, LLP did not render any professional services to the Company or its affiliates for the fiscal year ended December 31, 2002 in connection with financial information systems design or implementation, the operation of its information system or the management of its local area network.

     All Other Fees. BDO Seidman, LLP billed the Company an aggregate of approximately $27,000 in fees for other services rendered to the Company for the fiscal year ended December 31, 2002, primarily in connection with the audit of our employee savings plan for the fiscal year ended December 31, 2001.

                         STOCK PRICE PERFORMANCE GRAPH

     The graph below compares the cumulative total return on VitalWorks's common stock with The Nasdaq National Market index (U.S. companies) and Russell 2000 index for the period from December 31, 1997 to December 31, 2002. The comparison assumes that $100 was invested on December 31, 1997 in VitalWorks's common stock and in each of the comparison indices, and assumes reinvestment of dividends, where applicable. The comparisons shown in the graph below are based upon historical data and the Company cautions that the stock price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of the Company's common stock. Information used in the graph was obtained from Research Data Group, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
             AMONG VITALWORKS, THE NASDAQ STOCK MARKET (U.S.) INDEX
                           AND THE RUSSELL 2000 INDEX

                              [PERFORMANCE GRAPH]

                           12/31/97   12/31/98   12/31/99   12/31/00   12/31/01   12/31/02
                           --------   --------   --------   --------   --------   --------
VitalWorks common stock      $100       $349       $665       $ 80       $121       $82
Nasdaq National Market
  index                      $100       $141       $261       $157       $125       $86
Russell 2000 index           $100       $ 97       $118       $115       $117       $93

---------------
* $100 invested on 12/31/97 in stock or index -- including reinvestment of dividends. Fiscal year ending December 31.

                                   PROPOSAL 2

                       SELECTION OF INDEPENDENT AUDITORS

     Subject to ratification by the stockholders at the Annual Meeting, the Audit Committee of the Board of Directors has selected the firm of BDO Seidman, LLP as independent auditors for VitalWorks for the year ending December 31, 2003. If the stockholders do not ratify the selection of BDO Seidman, LLP, the Audit Committee will reconsider the matter. Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so, and will also be available to respond to appropriate questions from stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS FOR VITALWORKS FOR THE YEAR ENDING DECEMBER 31, 2003.

                                 OTHER MATTERS

ANNUAL REPORT TO STOCKHOLDERS

     The Annual Report of VitalWorks for the year ended December 31, 2002, including audited financial statements, accompanies this Proxy Statement. The Annual Report does not form any part of the material for the solicitation of proxies.

ANNUAL REPORT ON FORM 10-K

     OUR INTERNET ADDRESS IS HTTP://WWW.VITALWORKS.COM. THE INFORMATION ON OUR WEBSITE IS NOT A PART OF, OR INCORPORATED INTO, THIS PROXY STATEMENT PURSUANT TO
SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934. WE MAKE AVAILABLE ON OUR WEBSITE, AND WE WILL PROVIDE WITHOUT CHARGE, AT THE WRITTEN REQUEST OF ANY HOLDER OF OUR COMMON STOCK OF RECORD AS OF THE CLOSE OF BUSINESS ON APRIL 23, 2003, A COPY OF OUR ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCEPT EXHIBITS THERETO. WE WILL PROVIDE COPIES OF THE EXHIBITS UPON WRITTEN REQUEST BY ELIGIBLE STOCKHOLDERS, FOR WHICH WE MAY IMPOSE A FEE, LIMITED TO OUR REASONABLE EXPENSES IN PROVIDING SUCH EXHIBITS. REQUESTS FOR COPIES OF THE EXHIBITS TO OUR ANNUAL REPORT ON FORM 10-K SHOULD BE MAILED
TO:

                                          VITALWORKS INC.
                                          ATTN: INVESTOR RELATIONS
                                          239 ETHAN ALLEN HIGHWAY
                                          RIDGEFIELD, CONNECTICUT 06877

STOCKHOLDER PROPOSALS

     We expect to hold our 2004 Annual Meeting of Stockholders by June 2004 and mail our Proxy Statement in connection therewith by April 2004. Accordingly, proposals of stockholders that are intended to be presented at our 2004 Annual Meeting of Stockholders must be submitted in writing and received by us at the address above on or before December 31, 2003 in order to be considered for inclusion in the Proxy Statement and form of proxy to be distributed by the Board of Directors in connection with such meeting.

     According to our Second Amended and Restated Bylaws, a stockholder proposal may only be acted upon at an annual meeting of stockholders if the stockholder gives us notice of such proposal at least 90 but not less than 60 days before such annual meeting; provided, however, that if we give less than 60 days notice or prior public disclosure of the date of the annual meeting, notice by the stockholder must be given to us not later than the tenth day following the earlier of the date on which such notice of the meeting was mailed or the date on which such public disclosure was made. Accordingly, any stockholder proposals intended to be presented from the floor at our 2004 Annual Meeting of Stockholders must be submitted in writing at least 90 but not less than 60 days from such meeting, except as noted above, or the persons appointed as proxies may exercise their discretionary voting authority with respect to the stockholder proposal.

OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING

     The Board of Directors knows of no other matters which may properly be and are likely to be brought before the meeting, other than the matters discussed herein. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

EXPENSES OF SOLICITATION

     VitalWorks will bear the entire cost of solicitation of proxies, including the preparation, assembly, printing and mailing of this Proxy Statement and the accompanying proxy card. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others so that they may forward such materials to such beneficial owners. VitalWorks may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners.

HOUSEHOLDING

     Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number:

                                          VitalWorks Inc.
                                          Attn: Investor Relations
                                          239 Ethan Allen Highway
                                          Ridgefield, Connecticut 06877
                                          Telephone:(203) 894-1300

     If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

                                          By Order of the Board of Directors,

                                          /s/ JOSEPH M. WALSH
                                          Joseph M. Walsh
                                          Chairman of the Board, President and
                                          Chief Executive Officer

Ridgefield, Connecticut
April 30, 2003

     THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE OR VOTE OVER THE INTERNET. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING, AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES OR VOTED OVER THE INTERNET.

PROXY

                                 VITALWORKS INC.
                PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
           ANNUAL MEETING OF STOCKHOLDERS ON WEDNESDAY, JUNE 11, 2003

      The undersigned hereby appoints JOSEPH M. WALSH, MICHAEL A. MANTO and STEPHEN L. HICKS, ESQ., and each of them, proxies, with full power of substitution and resubstitution, for and in the name of the undersigned, to vote all shares of common stock of VitalWorks Inc., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on Wednesday, June 11, 2003 at 10:00 a.m., local time, at the Lounsbury House, 316 Main Street, Ridgefield, Connecticut 06877, or at any adjournment thereof, upon matters described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before the Annual Meeting of Stockholders or any adjournment thereof. Said proxies are directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

(1) To elect the six (6) directors listed below to serve until the 2004 Annual Meeting of Stockholders:

      [ ] FOR all nominees listed            [ ] WITHHOLD AUTHORITY
          (except as marked below to all         to vote for all nominees listed
          nominees listed the contrary)

          Kenneth R. Adams
          Stephen J. DeNelsky
          David B. Shepherd
          Joseph M. Walsh
          Stephen N. Kahane, M.D., M.S.
          Michael A. Manto

    (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
          STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)

                (Continued, and to be signed, on the other side)

                         (Continued from the other side)

(2) To ratify the appointment of BDO Seidman, LLP as independent auditors for VitalWorks Inc. for the year ending December 31, 2003:

            [ ] FOR              [ ] AGAINST           [ ] ABSTAIN

  THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, THE
   PROXY WILL BE VOTED FOR THE PROPOSALS LISTED ON BOTH SIDES OF THIS PROXY.

                                        Date                              , 2003
                                             -----------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        Please sign exactly as your name or
                                        names appear hereon. Where more than one owner is shown above, each should sign. When signing in a fiduciary or representative capacity, please give full title. If this proxy is submitted by a corporation, it should be executed in the full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by authorized person.

      PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ON WEDNESDAY, JUNE 11, 2003. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.